THIRD QUARTER REPORT

                               September 30, 1998




                  [Petroleum & Resources Corporation Logo](R)




                    Investing in Resources for the Future(R)





         Board of Directors
         Enrique R. Arzac(1,3)           Augustine R. Marusi(1,3)
         Allan Comrie(1,3)               W. Perry Neff(3,4)
         Daniel E. Emerson(2,4)          Douglas G. Ober(1)
         Thomas H. Lenagh(2,4)           Landon Peters(1,2)
         W.D. MacCallan(1,3)             John J. Roberts(1,4)
                          Robert J.M. Wilson(2,4)

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers

Douglas G. Ober               Chairman and
                              Chief Executive Officer
Richard F. Koloski            President
Joseph M. Truta               Executive Vice President
Nancy J.F. Prue               Vice President--Research
Maureen A. Jones              Vice President and
                              Treasurer
Lawrence L. Hooper, Jr.       Secretary and
                              General Counsel
Dana M. Cannon                Assistant Treasurer
Geraldine H. Stegner          Assistant Secretary


                                   ----------
                                   Stock Data
                                   ----------

Price (9/30/98)                                  $33.625
Net Asset Value (9/30/98)                        $35.95
Discount:                                           6.5%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs


                             ---------------------
                             Distributions in 1998
                             ---------------------

From Investment Income                             $0.52
From Net Realized Gains                             0.08
                                                   -----
    Total                                          $0.60
                                                   =====


                          ---------------------------
                          1998 Dividend Payment Dates
                          ---------------------------

                                March 1, 1998
                                June 1, 1998
                                September 1, 1998
                                December 27, 1998*
                             *Anticipated


[Recycle Logo] Printed on Recycled Paper

                             LETTER TO STOCKHOLDERS


We are pleased to submit the financial statements of the Corporation for the nine months ended September 30, 1998. In addition there is a schedule of investments provided along with other financial information.

Net assets of the Corporation at September 30, 1998 were $35.95 per common share as compared with $41.46 per common share at December 31, 1997 on the 13,422,787 common shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was -11.8%. On March 1, 1998, a distribution of $0.20 per share was paid consisting of $0.08 from 1997 long-term capital gain, $0.03 from 1997 investment income and $0.09 from 1998 investment income, all taxable in 1998. Regular 1998 investment income dividends of $0.20 per share were paid June 1, 1998 and September 1, 1998.

Net investment income for the nine months ended September 30, 1998 amounted to $8,596,809, compared with $7,620,370 for the same period in 1997. These earnings are equal to $0.64 and $0.58 per common share, respectively, on the average number of common shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 1998 amounted to $19,157,791, the equivalent of $1.43 per common share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share and the market price discount to the NAV, at its site on the Worldwide Web. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material.

Included with this report is a press release from the Closed-End Fund Association discussing a recent study released by CDA/Wiesenberger. The study examines the effects of the conversion of closed-end funds into open-end funds and the damage to long-term investors. The study concludes that such conversions usually result in a dramatic decline in the assets of a fund following conversion, the generation of significant capital gains necessitated by the liquidation of holdings to meet redemptions, and a marked increase in a fund's expense ratio. The complete study can be found at the CDA/Wiesenberger website: www.wiesenberger.com/adx.htm.

Effective September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced with The Bank of New York's BuyDIRECT(SM)* Plan. The Bank of New York ("the Bank") is the transfer agent for the Corporation and sponsors and administers the Plan. Under theBuyDIRECT plan, shareholders are able to reinvest their dividends (as under the dividend reinvestment plan that it replaced) and first time shareholders, as well as existing shareholders, are also able to acquire shares directly from the Bank without the need of going through a broker, at a substantial cost savings.To obtain further information, please see page 10 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

*BuyDIRECT is a service mark of the Bank of New York.

By order of the Board of Directors,



/s/ Douglas G. Ober
___________________
Douglas G. Ober,
Chairman and
Chief Executive Officer



/s/ Richard F. Koloski
______________________
Richard F. Koloski,
President

October 16, 1998

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
                                  (unaudited)



Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $285,450,932)                            $442,164,637
  Short-term investments (cost $39,047,075)          39,047,075     $481,211,712
---------------------------------------------------------------
Cash                                                                     414,398
Collateral for securities loaned                                      21,506,657
Receivables:
  Investment securities sold                                           1,046,665
  Dividends and interest                                                 927,979
Prepaid expenses                                                       1,318,269
--------------------------------------------------------------------------------
      Total Assets                                                   506,425,680
--------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                          651,737
Open option contracts at value (proceeds $130,317)                       304,000
Payable upon return of securities loaned                              21,506,657
Accrued expenses                                                       1,471,380
--------------------------------------------------------------------------------
      Total Liabilities                                               23,933,774
--------------------------------------------------------------------------------
      Net Assets                                                    $482,491,906
================================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized
  25,000,000 shares; issued and outstanding 13,422,787 shares       $ 13,422,787
Additional capital surplus                                           291,781,629
Undistributed net investment income                                    1,616,960
Undistributed net realized gain on investments                        19,130,508
Unrealized appreciation on investments                               156,540,022
--------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                         $482,491,906
================================================================================
      NET ASSET VALUE PER SHARE OF COMMON STOCK                           $35.95
================================================================================


* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                      Nine Months Ended September 30, 1998
                                  (unaudited)

Investment Income
  Income:
    Dividends                                                            $8,111,290
    Interest                                                              1,708,985
-----------------------------------------------------------------------------------
      Total income                                                        9,820,275
-----------------------------------------------------------------------------------
  Expenses:
    Investment research                                                     350,282
    Administration and operations                                           232,916
    Directors' fees                                                         134,250
    Reports and stockholder communications                                  137,001
    Transfer agent, registrar and custodian expenses                        117,182
    Auditing services                                                        32,265
    Legal services                                                            5,458
    Occupancy and other office expenses                                      70,838
    Travel, telephone and postage                                            61,832
    Other                                                                    81,442
-----------------------------------------------------------------------------------
      Total expenses                                                      1,223,466
-----------------------------------------------------------------------------------
      Net Investment Income                                               8,596,809
-----------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                             19,157,791
  Change in unrealized appreciation on investments                      (93,661,571)
-----------------------------------------------------------------------------------
      Net Loss on Investments                                           (74,503,780)
-----------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                         $(65,906,971)
===================================================================================

The accompanying notes are an integral part of the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       Nine Months        Year ended
                                                                          ended           December 31,
                                                                    September 30, 1998        1997
                                                                    ------------------    ------------
                                                                        (unaudited)
From Operations:
  Net investment income                                               $  8,596,809        $ 10,026,876
  Net realized gain on investments                                      19,157,791          20,397,716
  Change in unrealized appreciation on investments                     (93,661,571)         58,417,921
------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                   (65,906,971)         88,842,513
------------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
  Net investment income                                                 (6,979,849)        (10,060,682)
  Net realized gain from investment transactions                        (1,073,823)        (20,382,678)
------------------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                         (8,053,672)        (30,443,360)
------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
  Value of common shares issued in payment of optional distributions         -0-            13,464,406
------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets                          (73,960,643)         71,863,559
Net Assets:
  Beginning of period                                                  556,452,549         484,588,990
------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of
    $1,616,960 and $0, respectively)                                  $482,491,906        $556,452,549
======================================================================================================


                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost which, when combined with accrued interest receivable, approximates value. Options are valued at the last sale price or last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 1998 was $324,772,182, and net unrealized appreciation aggregated $156,569,845, of which the related gross unrealized appreciation and depreciation were $195,795,533 and $39,225,688, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 1998 were $43,667,425 and $65,964,148, respectively. Option transactions comprised an insignificant portion of operations during the period ended September 30, 1998. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the nine months ended September 30, 1998.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1998, there were 148,259 options outstanding at a weighted average exercise price of $19.7580 per share. During the nine months ended September 30, 1998, the Corporation granted options including stock appreciation rights for 14,098 shares of common stock with an exercise price of $36.795; stock appreciation rights relating to 16,445 stock option shares were exercised at a weighted average market price of $37.6701 per share and the stock options relating to these rights, which had a weighted average exercise price of $18.9084 per share, were cancelled. At September 30, 1998, there were outstanding exercisable options to purchase 34,218 common shares at $16.9850-$32.2975 (weighted average price of $20.7733) per share and unexercisable options to purchase 111,694 common shares at $18.465-$36.795 per share (weighted average price of $25.5612). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.1758 years and 6.8693 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the nine months ended September 30, 1998 was $(115,668). At September 30, 1998, there were 336,250 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 1998 was $95,550, and consisted of service expense of $70,188, interest expense of $122,079, expected return on plan assets of $242,169, and a net amortization credit of $45,648.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.0%, the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1998, the accumulated benefit obligation, including vested benefits, was $1,669,968. The fair value of the plan assets was $4,085,098 and the projected benefit obligation for service rendered to date was $2,362,410, which resulted in excess plan assets of $1,722,688. The remaining components of prepaid pension cost included $518,918 in unrecognized net gain, $195,754 in unrecognized prior service cost and $148,398 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at September 30, 1998 was $1,312,267.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at September 30, 1998 for employees and former employees of the Corporation was $1,388,902. Aggregate remuneration paid or accrued during the nine months ended September 30, 1998 to officers and directors amounted to $479,083.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.5% of the Corporation's common stock, amounted to $353,682 for the nine months ended September 30, 1998.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by col-lateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 1998, the Corporation had outstanding loans of $19,816,833 and held collateral of $21,506,657.

8. Year 2000

The Corporation along with other investment companies and financial institutions could be adversely affected if computer systems do not properly process and calculate date-related information relating to the Year 2000. The Corporation is taking steps designed to address the Year 2000 issue as far as its own computer systems are concerned. We have also requested assurances from our service providers that they are taking comparable steps. The Corporation does not expect to incur any significant costs in order to address the Year 2000 problem. There is no assurance, nevertheless, that any adverse impact on the Corporation will be avoided.


                              FINANCIAL HIGHLIGHTS

                                       Nine Months Ended
                                     ---------------------
                                          (unaudited)                       Year Ended December 31
                                     Sept. 30,   Sept. 30,  -----------------------------------------------
                                       1998        1997         1997      1996     1995      1994     1993
                                     ---------   ---------  ----------  --------  -------  -------  -------
Per Share Operating
Performance*
Net asset value, beginning of
  period                               $41.46     $37.09     $37.09     $31.51    $26.84   $29.64   $27.66
-----------------------------------------------------------------------------------------------------------
  Net investment income                  0.64       0.58       0.77       0.79      0.86     0.94     0.92
  Net realized gains and change in
    unrealized appreciation (depre-
    ciation) and other changes          (5.55)      7.94       5.93       6.93      5.90    (1.64)    3.30
-----------------------------------------------------------------------------------------------------------
Total from investment operations        (4.91)      8.52       6.70       7.72      6.76    (0.70)    4.22
Less distributions
  Dividends from net investment
    income
    To preferred shareholders              --         --         --         --        --       --    (0.12)
    To common shareholders              (0.52)     (0.52)     (0.77)     (0.82)    (0.87)   (0.92)   (0.82)
  Distributions from net realized
    gains
    To common shareholders              (0.08)     (0.08)     (1.56)     (1.32)    (1.22)   (1.18)   (1.30)
-----------------------------------------------------------------------------------------------------------
Total distributions                     (0.60)     (0.60)     (2.33)     (2.14)    (2.09)   (2.10)   (2.24)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period         $35.95     $45.01     $41.46     $37.09    $31.51   $26.84   $29.64
===========================================================================================================
Per share market price, end of
  period                              $33.625     $40.125    $36.50     $34.75    $28.25   $25.25   $27.50
Total Investment Return
  Based on market price                (6.4)%       17.4%     11.7%      31.2%     20.5%   (0.7)%    17.4%
Ratios/Supplemental Data
  Net assets applicable to common
    stock, end of period
    (in 000's)                       $482,492     $588,088  $556,453   $484,589  $401,405 $332,279 $355,837
  Ratio of expenses to average net
    assets                              0.31%+       0.52%+    0.47%      0.63%     0.57%    0.42%    0.57%
  Ratio of net investment income
    to average net assets               2.15%+       1.98%+    1.91%      2.31%     2.89%    3.19%    2.61%
  Portfolio turnover                   11.56%+      15.82%+   13.09%     15.50%    15.86%   10.95%   10.16%
  Average brokerage commission rate    $0.06        $0.06     $0.06      $0.06        --       --       --
  Number of shares outstanding at
  end of period (in 000's)             13,423       13,066    13,423     13,066    12,739   12,380   12,007


---------
* Selected data for each share of common stock outstanding throughout each period.
+ Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

                               September 30, 1998
                                  (unaudited)


                                                    Prin. Amt.
                                                    or Shares      Value (A)
                                                    ----------     ---------
Stocks And Convertible Securities--91.7%

  Energy--76.8%
   Internationals -- 28.4%
     British Petroleum plc ADR                        177,916    $ 15,512,051
     Chevron Corp.                                    110,000       9,246,875
     Exxon Corp.                                      330,000      23,306,250
     Mobil Corp.                                      240,000      18,225,000
     Royal Dutch Petroleum Co.                        868,000      41,338,501
     "Shell" Transport and Trading
      Co., plc ADR                                    240,000       8,745,000
     Texaco Inc.                                      186,775      11,685,111
     TOTAL S.A. ADR                                   140,000       8,793,750
                                                                 ------------
                                                                  136,852,538
                                                                 ------------
   Domestics--9.7%
     Amoco Corp.                                       50,000       2,693,750
     Ashland Inc.                                     115,950       5,362,687
     Atlantic Richfield Co.                            91,900       6,519,156
     Kerr McGee Corp.                                 100,000       4,550,000
     Murphy Oil Corp.                                 110,000       4,262,500
     Phillips Petroleum Co.                            90,000       4,061,250
     Tesoro Petroleum Corp. (B)                       300,000       3,918,750
     Tosco Corp.                                      175,000       3,762,500
     Unocal Capital Trust $3.125
       Conv. Pfd.                                      72,540       3,763,013(+)
     Unocal Corp.                                     150,000       5,437,500
     Valero Energy Corp.                              125,000       2,484,375
                                                                 ------------
                                                                   46,815,481
                                                                 ------------
   Producers--10.9%
     Anadarko Petroleum Corp.                         180,000       7,076,250
     Apache Corp.                                      97,783       2,621,807
     Barrett Resources Corp. (B)                      125,000       2,523,437
     Burlington Resources                              80,000       2,990,000
     Devon Energy Corp.                               152,400       5,019,675
     Enron Oil & Gas Co.                              190,000       3,325,000
     Noble Affiliates Inc.                             91,855       2,927,878
     Occidental Petroleum Corp.
      $3.00 Conv. Exch. Pfd.                           30,000       1,833,750
     Occidental Petroleum Corp.                       175,000       3,762,500
     Ocean Energy Inc. (B)                            436,150       5,724,469
     Oryx Energy Co. (B)                              193,100       2,498,231
     Seagull Energy Corp. (B)                         230,000       2,831,875
     Talisman Energy, Inc. (B)                         55,000       1,165,313
     Union Pacific Resources
      Group, Inc.                                     225,816       2,780,360
     Vastar Resources, Inc.                           125,000       5,625,000
                                                                 ------------
                                                                   52,705,545
                                                                 ------------
   Distributors--18.8%
     AGL Resources, Inc.                              200,000       3,875,000
     Atmos Energy Corp.                               200,000       5,712,500
     Coastal Corp.                                    220,000       7,425,000
     Consolidated Natural Gas Co.                     100,000       5,450,000
     El Paso Natural Gas Co.                          150,000       4,865,625
     Energen Corp.                                    353,900       6,724,100
     Enron Corp. 6.25% Exch Notes
      due 1998                                        175,000       3,040,625



                                                    Prin. Amt.
                                                    or Shares      Value (A)
                                                    ----------     ---------
     Enron Corp. $12.97 Conv.
      Pfd. Ser. J                                      25,000    $ 18,256,875
     Equitable Resources Inc.                         100,000       2,543,750
     KN Energy, Inc.                                  120,000       6,150,000
     LG&E Energy Corp.                                150,000       4,162,500
     National Fuel Gas Co.                            100,000       4,700,000
     New Jersey Resources, Inc.                       185,000       6,590,625
     Questar Corp.                                    268,000       5,159,000
     Washington Gas Light Co.                         100,000       2,768,750
     Western Gas Resources Inc.                       186,000       1,534,500
     Williams Companies, Inc.                          61,200       1,759,500
                                                                 ------------
                                                                   90,718,350
                                                                 ------------
   Services--9.0%
     BJ Services Co. (B)                              200,000       3,250,000
     Diamond Offshore Drilling, Inc.                   96,800       2,522,850
     ENSCO International, Inc.                        140,000       1,522,500
     Global Industries Ltd. (B)                       243,400       2,814,312(+)
     Halliburton Co.                                  150,000       4,312,500
     Loews Corp. 3.125% Exch.
       Sub. Debs. due 2027                         $1,500,000       1,192,500
     Nabors Industries, Inc. (B)                      245,000       3,720,938
     Santa Fe International Corp.                     116,500       1,791,188
     Schlumberger Ltd.                                219,400      11,161,975
     Transocean Offshore Inc.                         230,000       7,978,125
     Weatherford International, Inc.                  139,000       3,005,875
                                                                 ------------
                                                                   43,272,763
                                                                 ------------

  Basic Industries--14.9%
   Basic Materials--3.7%
     du Pont (E.I.) de Nemours & Co.                   80,000       4,500,000
     Freeport-McMoRan Copper &
      Gold Inc.                                       127,603       1,491,360
     Newpark Resources, Inc. (B)                      420,000       2,887,500
     Southdown, Inc.                                  100,000       4,500,000
     United Water Resources Inc.                      250,000       4,250,000
                                                                 ------------
                                                                   17,628,860
                                                                 ------------
   Capital Goods & Other--6.2%
     Caterpillar Inc.                                 100,000       4,450,000
     Deere & Co.                                      120,000       3,630,000
     Dover Corp.                                      200,400       6,187,350
     General Electric Co.                             200,000      15,912,500
                                                                 ------------
                                                                   30,179,850
                                                                 ------------
   Paper and Forest Products--5.0%
     Boise Cascade                                    150,000       3,796,875
     Consolidated Papers, Inc.                        175,000       4,396,875
     Fort James Corp.                                 178,000       5,840,625
     Mead Corp.                                       200,000       5,887,500
     Temple-Inland, Inc.                               85,000       4,069,375
                                                                 ------------
                                                                   23,991,250
                                                                 ------------
  Total Stocks And Convertible Securities
    (Cost $285,450,932) (C)                                       442,164,637
                                                                 ------------

                               September 30, 1998
                                  (unaudited)


                                                    Prin. Amt.
                                                    or Shares      Value (A)
                                                    ----------     ---------
Short-Term Investments--8.1%
  U.S. Government Obligations -- 2.1%
    U.S. Treasury Bills, 4.45-4.92%,
      due 11/19/98-11/27/98                       $10,000,000    $  9,927,487
                                                                 ------------

  Certificates Of Deposit -- 2.1%
    Harris Trust & Savings Bank,
      5.45%, due 10/1/98                            5,000,000       5,000,000
    Old Kent Bank, 5.40%,
      due 10/29/98                                  5,000,000       5,000,000
                                                                 ------------
                                                                   10,000,000
                                                                 ------------
  Commercial Paper -- 3.9%
    Chevron USA, 5.35-5.53%,
      due 10/1/98-10/2/98                           5,000,000       4,999,386
    Ford Motor Credit Corp.,
      5.30-5.54%,
      due 10/1/98-10/15/98                          5,000,000       4,995,430




                                                    Prin. Amt.
                                                    or Shares      Value (A)
                                                    ----------     ---------
    Deere (John) Capital Corp.,
      5.24%, due 10/8/98                           $4,150,000    $  4,145,772
    General Electric Capital Corp.,
      5.40%, due 10/29/98                           5,000,000       4,979,000
                                                                 ------------
                                                                   19,119,588
                                                                 ------------
Total Short-Term Investments
  (Cost $39,047,075)                                               39,047,075
                                                                 ------------
Total Investments
  (Cost $324,498,007)                                             481,211,712
  Cash, receivables and other
    assets, less liabilities                                        1,280,194
                                                                 ------------

Net Assets -- 100.0%                                             $482,491,906
                                                                 ============


-------------------------------------------------------------------------------

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."

(B) Presently non-dividend paying.

(C) The aggregate market value of stocks held in escrow at September 30, 1998 covering open call option contracts written was $562,500. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $3,830,000.


                        HISTORICAL FINANCIAL STATISTICS

                                   Value of                                    Per Common Share
                                  Net Assets                      Net     -------------------------
                                  Applicable                     Asset     Dividends  Distributions
                                      to            Common     Value per   from Net     from Net
                                    Common          Shares      Common    Investment    Realized
Dec. 31                              Stock        Outstanding    Share      Income        Gains
-------                           ----------      -----------  ---------  ----------  -------------
1988............................  $248,370,688      9,997,584    $24.84      $ .92        $1.20
1989............................   322,866,019     10,384,600     31.09       1.20         1.20
1990............................   308,599,851     10,793,289     28.59       1.10         1.25
1991............................   314,024,187     11,185,572     28.07        .92         1.23
1992............................   320,241,282     11,579,503     27.66        .77         1.23
1993............................   355,836,592     12,006,671     29.64        .82         1.30
1994............................   332,279,398     12,380,300     26.84        .92         1.18
1995............................   401,404,971     12,739,383     31.51        .87         1.22
1996............................   484,588,990     13,065,819     37.09        .82         1.32
1997............................   566,452,549     13,422,787     41.46        .77         1.56
September 30, 1998 (unaudited)..   482,491,906     13,422,787     35.95        .52          .08

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
                During the Three Months Ended September 30, 1998
                                  (unaudited)

                                                     Shares
                                     ------------------------------------------
                                                                      Held
                                     Additions     Reductions    Sept. 30, 1998
                                     ---------     ----------    --------------
Anadarko Petroleum Corp. ..........   90,000(1)                     180,000
Coastal Corp. .....................  110,000(1)                     220,000
Consolidated Natural Gas Co. ......   30,000                        100,000
Fort James Corp. ..................   28,000                        178,000
Newpark Resources, Inc. ...........  120,000                        420,000
Schlumberger Ltd. .................   47,200(2)                     219,400
Southdown, Inc. ...................  100,000(3)                     100,000
Williams Companies, Inc. ..........   61,200                         61,200
Amoco Corp. .......................                   50,000         50,000
Camco International Inc. ..........                  130,000(2)          --
Calgon Carbon Corp. ...............                  114,800             --
Kimberly-Clark Corp. ..............                  130,000             --
MCN Energy Group Inc. .............                  110,000             --
Medusa Corp. ......................                  100,000(3)          --

------------
(1) By stock split.
(2) Received 1.18 shares of Schlumberger, Ltd. in exchange for each share of Camco International Inc. held and sold 90,000 shares of Camco International Inc. separately.
(3) Received .88 shares of Southdown, Inc. in exchange for each share of Medusa Corp. held and purchased 12,000 shares of Southdown, Inc. separately.


                            -----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                        Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                   Telephone:(410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

   -----------------------------------------------------------------------------
   This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.
   -----------------------------------------------------------------------------

                         SHAREHOLDER INFO AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March, June, and September 1st and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BUYDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum &Resources shares without going through a broker. Direct purchase plans are growing in popularity and Petroleum &Resources is pleased to be one of the first closed-end funds to offer such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan are the same fees that you have been paying under the previous reinvestment plan and have not increased since 1973.

Initial Enrollment                                                       $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
  Service Fee                                             $2.50 per investment
  Brokerage Commission                                         $0.05 per share

Reinvestment of Dividends**
  Service Fee                                           10% of amount invested
                                             (maximum of $2.50 per investment)
  Brokerage Commission                                         $0.05 per share

Sale of Shares
  Service Fee                                                           $10.00
  Brokerage Commission                                         $0.05 per share

Deposit of Certificates for safekeeping                               Included

Book to Book Transfers                                                Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                               $500.00
Minimum optional investment
  (existing holders)                                                    $50.00
Maximum per transaction                                             $25,000.00
Maximum per year                                                          NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting the bank of new york.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.




The Corporation                          The Transfer Agent
Petroleum & Resources Corp.              The Bank of New York
Lawrence L. Hooper, Jr.,                 Shareholder Relations
Secretary and General                      Dept.-8W
  Counsel                                P.O. Box 11258
Seven St. Paul Street,                   Church Street Station
  Suite 1140                             New York, NY 10286
Baltimore, MD 21202                      (800) 432-8224
(800) 638-2479                           Website: http://stock.
Website:                                   bankofny.com
www.peteres.com                          E-mail:
E-mail:                                  Shareowner-svcs@
contact@peteres.com                        bankofny.com


*BuyDIRECT is a service mark of The Bank of New York
**The year-end dividend and capital gain distribution will be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution.

10